UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 22, 2008

VIRTUAL RADIOLOGIC CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-33815	27-0074530
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5995 Opus Parkway, Suite 200, Minnetonka, Minnesota		55343
(Address of principal executive offices)		(Zip code)

(952) 392-1100

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On April 22, 2008, Virtual Radiologic Corporation (the “Company”) and Virtual Radiologic Professionals, LLC, an affiliate of the Company (“VRP”), entered into an Amendment to Amendment No. 2 (the “Amendment”) to the Professional and Management Services Agreement and License by and between the Company and VRP. The Amendment was entered into solely to remedy a clerical error relating to the diagnostic compensation fee listed in Amendment No. 2, which was previously filed by the Company as an exhibit to a current report on Form 8-K dated January 30, 2008.

The above summary of the Amendment is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 (with portions omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment), and is incorporated herein by reference.

Item 9.01                                             Exhibits

(d) Exhibits

Exhibit Number	Description
10.1

Amendment to Amendment No. 2 to Professional and Management Services Agreement and License, dated as of April 22, 2008, by and between Virtual Radiologic Professionals, LLC and Virtual Radiologic Corporation†

†  Confidential treatment has been requested for certain portions of this exhibit, which portions have been omitted and filed separately with the Securities and Exchange Commission.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 25, 2008

VIRTUAL RADIOLOGIC CORPORATION

By:	/s/ George H. Frisch
Name: George H. Frisch
Title: General Counsel and Secretary

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EXHIBIT INDEX

Exhibit Number	Description
10.1

Amendment to Amendment No. 2 to Professional and Management Services Agreement and License, dated as of April 22, 2008, by and between Virtual Radiologic Professionals, LLC and Virtual Radiologic Corporation†

†  Confidential treatment has been requested for certain portions of this exhibit, which portions have been omitted and filed separately with the Securities and Exchange Commission.

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